SALE OF SUBSIDIARY	12 Months Ended
Dec. 31, 2014
Discontinued Operations and Disposal Groups [Abstract]
SALE OF SUBSIDIARY
SALE OF SUBSIDIARY

On March 2, 2014, CNO entered into a Stock Purchase Agreement (the "Stock Purchase Agreement") with Wilton Re, pursuant to which CNO agreed to sell to Wilton Re all of the issued and outstanding shares of CLIC. The transaction closed on July 1, 2014, after the receipt of insurance regulatory approvals and satisfaction of other customary closing conditions. After adjustments for transaction costs and post-closing adjustments, the transaction resulted in net cash proceeds of $224.9 million, including the impact of intercompany transactions completed in connection with the closing. In the first quarter of 2014, we recognized an estimated loss on the sale of CLIC of $298 million, net of income taxes. In the third and fourth quarters of 2014, we recognized a reduction to the loss on the sale of CLIC of $6 million and $2.9 million, respectively, to reflect the determination of the final sales price and net proceeds.

The loss on the sale of CLIC in 2014, is summarized below (dollars in millions):

Net cash proceeds	$224.9
Net assets being sold:
Investments	3,863.8
Cash and cash equivalents	164.7
Accrued investment income	42.7
Present value of future profits	15.5
Deferred acquisition costs	37.6
Reinsurance receivables	307.4
Income tax assets, net	84.4
Other assets	2.8
Liabilities for insurance products	(3,201.3)
Other liabilities	(199.1)
Investment borrowings	(383.4)
Accumulated other comprehensive income	(240.5)
Net assets being sold	494.6
Loss before taxes	(269.7)
Tax expense related to the sale	14.2
Valuation allowance release related to the tax on the sale	(14.2)
Valuation allowance increase related to the decrease in projected future taxable income	19.4
Net loss	$(289.1)

Because the tax basis of CLIC is lower than the net cash proceeds, the transaction generated a taxable gain and estimated tax expense of $14.2 million. Fully offsetting the tax is $14.2 million of a valuation allowance release pertaining to NOLs which may now be utilized. However, the disposition of CLIC is expected to result in a net reduction to CNO's taxable income in future periods which also required us to establish a valuation allowance of $19.4 million.

In connection with the closing of the transaction, CNO Services, LLC ("CNO Services"), an indirect wholly owned subsidiary of CNO, entered into a transition services agreement and a special support services agreement with Wilton Re, pursuant to which CNO Services will make available to Wilton Re and its affiliates, for a limited period of time, certain services required for the operation of CLIC's business following the closing. Under such agreements, we will receive $30 million in the year ending June 30, 2015 and $20 million in the year ending June 30, 2016. In addition, certain services will continue to be provided in the three years ending June 30, 2019 for an annual fee of $.2 million. The costs of the services provided to Wilton Re are expected to approximate the fees received under the agreements.

The Stock Purchase Agreement also provided that, at the closing, Bankers Life, an indirect wholly owned subsidiary of CNO, recapture the life insurance business written by Bankers Life that was reinsured by Wilton Re.  The recapture agreement was conditioned on the concurrent consummation of the closing. On July 1, 2014, Bankers Life paid $28.0 million to recapture the life insurance business from Wilton Re and recognized a gain (net of income taxes) of $16.9 million in the third quarter of 2014 as a result of the recapture. Refer to the note to the consolidated financial statements entitled "Consolidated Statement of Cash Flows" for additional information.